EXHIBIT 99.1
------------



JONES LANG LASALLE

Experience:  A World of Difference ...




                            INVESTOR PRESENTATION

                                 August 2006






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JONES LANG LASALLE - PAGE - 2:

Experience:  A World of Difference ...



                         FORWARD LOOKING STATEMENTS
                         --------------------------


Statements in this presentation regarding, among other things, future financial results and performance, achievements, plans, targets, projections and objectives may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives of Jones Lang LaSalle to be materially different from those expressed or implied by such forward-looking statements and Jones Lang LaSalle makes no representations or guarantees thereof. Factors that could cause actual results to differ materially include those discussed under "Business," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Quantitative and Qualitative Disclosures about Market Risk," and elsewhere in Jones Lang LaSalle's Annual Report on
Form 10-K for the year ended December 31, 2005 and in other reports filed with the Securities and Exchange Commission. Statements speak only as of the date of this presentation. Jones Lang LaSalle expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in Jones Lang LaSalle's expectations or results, or any change in events. In addition, nothing herein may be construed or is intended as an offering of any security.






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JONES LANG LASALLE - PAGE - 3:



                 OUR VISION -- Global and Diversified Growth


   ----------------------------------------------------------------------

          To be the chosen real estate expert and strategic adviser to the leading occupiers and investors around the world

   ----------------------------------------------------------------------




                  WE ARE:                             WE ARE NOT:

      . A global firm operating across          . Asset intensive
        50 countries and in over 430
        cities                                  . A REIT

      . Advisor and service provider
        to real estate occupiers and
        investors

      . Global real estate investment/
        fund manager

      . Client-relationship oriented

      . Disciplined acquirer augmenting
        organic growth






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JONES LANG LASALLE - PAGE - 4:



                        YEAR-TO-DATE 2006 HIGHLIGHTS


A Strong Start to the Year ...

..     Net Income for the first half of 2006 of $70.8 million or $2.08 per share

..     Revenue increased in first half by 50 percent over the prior year with strong growth in all business segments.

..     LaSalle Investment Management earned an incentive fee of $109.5 million from a single client in the second quarter of 2006

..     Strategic investments in people for 2006 targeted to be $20 million;
      infrastructure initiatives targeted to have additional $5-$6 million impact on 2006 income statement

..     Closed Spaulding & Slye acquisition on January 3rd with revenue growth contribution of seven percent in the first half

..     LaSalle Investment Management closed CenterPoint acquisition adding
      $3.4 billion to Assets Under Management

..     Renewed revolving credit facility with increased capacity to $450 million and maturity of 2011; received solid investment-grade rating of Baa2 from Moody's

..     Announced regular semi-annual dividend of $0.25 per share and paid on
      June 15, 2006






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JONES LANG LASALLE - PAGE - 5:



                        GLOBAL AND DIVERSIFIED GROWTH

                           Record Earnings in 2005


[ Graphic / Line Chart indicating ]



($ Millions)


                                            Net
                               Revenue     Income       EPS
                               --------    ------      -----

                  2002         $  860.0    $ 27.1      $0.85

                  2003         $  941.9    $ 36.1      $1.12

                  2004         $1,167.0    $ 64.2      $1.96

                  2005         $1,390.6    $103.7      $3.12





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JONES LANG LASALLE - PAGE - 6:



               GROWING REVENUE AND MARGINS ACROSS GEOGRAPHIES


GROWING REVENUES ...


      Total 2004 Revenue =                Total 2005 Revenue =
            $1.2 billion (1)                    $1.4 billion (1)
      ----------------------              -------------------------

[ Graphics / Pie Charts indicating ]

      IOS - Americas 31%                  IOS - Americas 31%
      IOS - Asia Pacific 19%              IOS - Asia Pacific 20%
      IOS - Europe 37%                    IOS - Europe 35%
      LaSalle Investment                  LaSalle Investment
        Management 13% (1)                  Management 14% (1)




.... AND GROWTH OPPORTUNITY IN MARGIN EXPANSION

                           Operating Income Margin
                           -----------------------


                                                              Long-Term
                                            2004    2005       Targets

LaSalle Investment Management (1)          21.2%   24.8%          20+%
IOS - Americas                             14.4%   11.5%        12-14%
IOS - Europe                                4.1%    4.9%        10-12%
IOS - Asia Pacific                          4.0%    7.8%         8-10%


Note:  IOS refers to our Investor and Occupier Services

  (1) Equity earnings are an integral part of this business and are therefore included in the Geographic Spread and Operating Income Margin. Equity earnings are not included in the Total Revenue.






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JONES LANG LASALLE - PAGE - 7:



                             OUR GROWTH DRIVERS

                           What Sets Us Apart ...


      --------------------    --------------------    --------------------
      Global Capital          LaSalle Investment      Outsourcing and
      Markets                 Management              Offshoring
      --------------------    --------------------    --------------------

      . We are uniquely       . Globally managed      . Multinationals
        positioned to           business with out-      seek our globally
        capitalize on the       standing track          integrated quality
        continuing trend of     record; performance     advice and execu-
        cross-border capital    results from proven     tion managing
        flows into real         research-based          their global real
        estate                  approach and            estate needs
                                execution

      --------------------    --------------------    --------------------
      GLOBAL
      DIVERSIFICATION         ANNUITY                 COUNTER CYCLICAL
      --------------------    --------------------    --------------------




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JONES LANG LASALLE - PAGE - 8:



                     GLOBAL CAPITAL FLOWS SEEKING YIELD

                  Following Global Real Estate Fundamentals


[ Graphics / Pie Chart flow indicating ]


                              ----------------
                                Asia-Pacific
                                   Europe
                                North America
                              ----------------


                  Rental growth slowing

                  Moscow
                  Hong Kong
                  Shanghai, Washington D.C.


                  Rental growth accelerating

                  Los Angeles, New York
                  Singapore, Toronto
                  Mumbai, Tokyo
                  Delhi, San Francisco
                  Mexico City, Sao Paulo, Stockholm, Sydney
                  Boston, London, Madrid, Seoul
                  Hamburg, Paris


                  Rents bottoming out

                  Chicago
                  Warsaw
                  Amsterdam
                  Berlin, Milan
                  Frankfurt
                  Brussels


                  Rents falling

                  Beijing


Source:  Jones Lang LaSalle; LaSalle Investment Management





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JONES LANG LASALLE - PAGE - 9:



                  CROSS BORDER CAPITAL FLOWS ARE INCREASING

                        Search for Higher Returns and
           Global Diversification Driving Cross-Border Investment


              TOTAL INVESTMENT               CROSS-BORDER INVESTMENT
      -------------------------------    -------------------------------
                Asia-          North               Asia-          North
        Total   Pacific Europe America    Total    Pacific Europe America
      --------  ------- ------ -------   --------  ------- ------ -------



        US$                                US$
2003    354 bn     8%     42%    50%        90 bn     6%     79%    15%



        US$                                US$
2004    393 bn    12%     41%    47%       114 bn    11%     68%    21%
      (Up 11%)                           (Up 27%)



        US$                                US$
2005    475 bn    14%     40%    46%       164 bn    12%     67%    21%
      (Up 21%)                           (Up 44%)




Source:     JLL; Property Data (UK); KTI Finland,; Real Capital
            Analytics (USA)






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JONES LANG LASALLE - PAGE - 10:



                   2005 GLOBAL CAPITAL MARKETS PERFORMANCE


------------------------------------------
GLOBAL CAPITAL MARKETS

We are uniquely positioned to capitalize
on the continuing trend of cross-border
capital flows into real estate.
------------------------------------------


[ Graphics / Global Map indicating ]


                                $43.5 BILLION
                                -------------
                           (2004:  $34.0 billion)



                           AMERICAS - $7.1 billion
                            (2004:  $3.1 billion)


                           EUROPE - $23.4 billion
                           (2004:  $22.2 billion)


                         ASIA PACIFIC - $4.5 billion
                            (2004:  $3.4 billion)



                            HOTELS - $8.5 billion
                            (2004:  $5.3 billion)






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JONES LANG LASALLE - PAGE - 11:



                        LASALLE INVESTMENT MANAGEMENT

              A Global Business and Differentiator for Our Firm


                                                         Assets
                                  Typical                Under
                  Q2 2006           Fee                  Manage-
Description      Statistics      Structure     Product    ment       %
-----------    ---------------   ---------     -------   -------  ------

SEPARATE                                       European
ACCOUNT                                        Private
MANAGEMENT     . $23.0 billion                 Equity      $13.1   35.6%
(Firm's co-      of assets       . Advisory
investment =     under manage-     fees        North
$37.2MM)         ment            . Transaction American
                 (27% growth       fees        Private
                 over Q2 2005)   . Incentive   Equity      $13.5   36.7%
                                   fees
                                 . Equity      Asia
                                   earnings    Pacific
                                               Private
---------------------------------------------- Equity      $ 3.5    9.5%
                                               --------------------------
FUND                                           TOTAL
MANAGE-        . $7.1 billion    . Advisory    PRIVATE
MENT             of assets         fees        EQUITY      $30.1   81.8%
(Firm's          under manage-   . Incentive   --------------------------
co-invest-       ment              fees
ment =           (34% growth     . Equity      TOTAL
$69.1MM)         over Q2 2005)     earnings    PUBLIC
                                               SECURITIES   $6.7   18.2%

                                               --------------------------
----------------------------------------------
                                               TOTAL       $36.8    100%

PUBLIC                                         --------------------------
SECURITIES     . $6.7 billion    . Advisory
(Firm's co-      of assets         fees
investment =     under manage-
$0.1 MM)         ment
                 (56% growth
                 over Q2 2005)

----------------------------------------------




             --------------------------------------------------

                   Assets Under Management = $36.8 billion

             --------------------------------------------------

                           33% Growth over Q2 2005

             --------------------------------------------------






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JONES LANG LASALLE - PAGE - 12:



                        LASALLE INVESTMENT MANAGEMENT

                 Positioned to Deliver Unprecedented Growth


[ Line Chart Indicating ]


($ Millions)

                             Advisory
                            and Trans-
       Incentive   Equity     action    Operating
         Fees     Earnings     Fees      Income      Total       AUM
       ---------  --------  ---------- ----------  ---------  ---------

2002       17.7        2.6    $ 88.7      $20.0      $109.0     $23.2B


2003        4.7        8.0    $100.6      $18.4      $113.3     $21.5B


2004       20.0         17    $113.4      $31.8      $150.4     $24.1B


2005       43.4       11.8    $147.5*     $50.2      $202.7     $29.8B
                               (30%                   (35%
                             increase)             increase)


   *  Base Income Margin of 14% in 2005 compared to a loss in 2000


Note:  Base Income defined and reconciled to Operating Income in Appendix 3






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JONES LAND LASALLE - PAGE - 13:



                        LASALLE INVESTMENT MANAGEMENT


Incentive Fee Potential in Funds and Separate Accounts

..     Funds average lives typically vary by investment style

      .     Core Fund - 7-10 year typical life

      .     Value-Add Fund - 5-7 year typical life

      .     Opportunistic Fund - 3-5 year typical life


..     Funds typically have targeted return hurdles above which incentive fees can be earned; incentive fees begin during fund liquidation as assets are sold and as investor hurdles are met

      .     Core Fund - target return of 6%-8%

      .     Value-Add Fund - target return of 12%-14%

      .     Opportunistic Fund - target return of greater than 16%

      . Incentive fees generally include sharing of investment proceeds above an agreed benchmark (at or below target return)

            . Firm's share varies from 10% on Core Funds to 30% on Opportunistic Funds


..     Separate Accounts (portfolios managed for a single client) calculated at client agreed benchmark at predetermined measurement periods






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JONES LAND LASALLE - PAGE - 14:



                        LASALLE INVESTMENT MANAGEMENT

          Funds and Separate Accounts with Potential Incentive Fees


---------------------------------------------------------------------------
                                      Number                      Buying
                     Investment         of                         Power
Investment Type         Style          Funds       Region          ($MM)
---------------------------------------------------------------------------

Commingled Funds        Core              2       Americas        $ 2,300


                      Value-Add          12       Americas/       $ 7,900
                                                Asia Pacific/
                                                   Europe


                    Opportunistic         4       Americas/       $ 7,800
                                                Asia Pacific
                                        ---                       -------

Total                                    18                       $18,000



---------------------------------------------------------------------------
                                      Number
                     Investment         of                          AUM
Investment Type         Style         Clients      Region          ($MM)
---------------------------------------------------------------------------

Separate Accounts       Core             13       Americas/       $ 6,200
                                                Asia Pacific/
                                                   Europe

                      Value-Add           3       Americas/
                                                   Europe         $ 7,200

                    Opportunistic         2       Americas/
                                                   Europe         $   200
                                        ---                       -------

Total                                    18                       $13,600




Note: Buying Power represents the current AUM of a fund plus potential investments based on commitments to existing funds and leverage






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JONES LAND LASALLE - PAGE - 15:



                        LASALLE INVESTMENT MANAGEMENT

    Funds Driving AUM Growth, Advisory Fees and Potential Incentive Fees


---------------------------------------------------------------------------
                                      Number                      Buying
                     Investment         of                         Power
Vintage Year            Style          Funds       Region          ($MM)
---------------------------------------------------------------------------


Pre-2001              Value-Add           1       Americas        $   200
---------------------------------------------------------------------------

2001                  Value-Add           1        Europe         $ 1,300

---------------------------------------------------------------------------

2002                  Value-Add           2       Americas        $ 1,100
                    Opportunistic               Asia Pacific

---------------------------------------------------------------------------

2003                  Value-Add           1       Americas       $    500

---------------------------------------------------------------------------

2004                    Core,             4     Americas (2)      $ 3,100
                    Value-Add (2)               Asia Pacific
                    Opportunistic                  Europe

---------------------------------------------------------------------------

2005                    Core              6     Americas (2)      $ 9,500
                    Value-Add (3)               Asia Pacific
                  Opportunistic (2)              Europe (3)

---------------------------------------------------------------------------

2006                Value-Add (3)         3       Americas        $ 2,300
                                                 Europe (2)

---------------------------------------------------------------------------

Total                                    18                       $18,000
---------------------------------------------------------------------------




Note: Vintage Year represents the year in which the fund made its first capital call from investors.






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JONES LANG LASALLE - PAGE - 16:



                        OUTSOURCING AND OFFSHORING -
                           GROWING TREND CONTINUES

                    Corporate Solutions Multi-Region RFPs


----------------------------------------
Outsourcing and Offshoring
----------------------------------------

.. Multinationals seek our globally
  integrated quality advice and
  execution managing their global
  real estate needs

----------------------------------------


[ Line Chart Indicating ]




                                                RFPs


                        2002                      6

                        2003                      9

                        2004                     18

                        2005                     35

                        2006                     30 (14 Pending)


                  ----------------------------------------

                      Win Rate Consistently Exceeds 50%

                  ----------------------------------------






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JONES LANG LASALLE - PAGE - 17:



                 OUR CLIENT ROSTER IS IMPRESSIVE AND GROWING


A FEW EXAMPLES ...



      BANK OF AMERICA               DEUTSCHE BANK

      MICROSOFT                     P&G

      WHIRLPOOL                     MOTOROLA

      CalPERS                       HSBC

      3M                            TIAA CREF

      TAAssociates                  THE OHIO STATE UNIVERSITY

      GM                            DEPARTMENT OF THE ARMY -
                                      UNITED STATES OF AMERICA
      Cisco Systems
                                    Merrill Lynch
      Hermes Property Asset
        Management Limited          Deka Immobilien Investment

      Scottish Widows

      Skandia











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JONES LANG LASALLE - PAGE - 18:



                   THE LEADING REAL ESTATE SERVICES BRAND


            .     DOMINANT GLOBAL PLATFORM

                  -     Over 100 offices worldwide

                  -     Over 9,000 real estate professionals



            .     LEADING PROPERTY MANAGEMENT BUSINESS

                  -     966 million s.f. under management



            .     ONE OF THE WORLD'S LARGEST AND MOST DIVERSE
                  REAL ESTATE INVESTMENT MANAGEMENT FIRMS

                  -     $36.8 billion under management



            .     GLOBAL CAPITAL MARKETS LEADERSHIP

                  -     Advised $43.5 billion in 2005



            .     LEADING PROFESSIONAL PROJECT MANAGEMENT BUSINESS

                  -     1,000 dedicated professionals



            .     GLOBAL REAL ESTATE RESEARCH CAPABILITY

                  -     195 dedicated professionals






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JONES LANG LASALLE - PAGE - 19:



                                APPENDIX 1 --

                          BUSINESS UNIT STATISTICS






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JONES LAND LASALLE - PAGE - 20:



                       DIVERSIFIED REVENUE BY SERVICE

                            Business Unit Spread


[ Graphics / Pie Charts indicating ]



                    Total 2005 Revenue - $1.4 billion (1)
                    -------------------------------------

      Real Estate Occupier Services - 26%

      .     Facilities Management - 7%
      .     Project & Development Services - 11%
      .     Tenant Representation - 8%


      Real Estate Money Management - 15% (1)


      Real Estate Investor Services 40%

      .     Valuations & Consulting - 11%
      .     Property Management - 14%
      .     Agency Leasing - 15%


      Real Estate Capital Markets - 19%




  (1) Equity earnings are an integral part of this business and are therefore included in the Geographic Spread and Operating Income Margin. Equity earnings are not included in the Total Revenue.





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JONES LANG LASALLE - PAGE - 21:



                                APPENDIX 2 --

                             SUPERIOR CASH FLOW






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JONES LANG LASALLE - PAGE - 22:



                      SUPERIOR CASH FLOW - HIGH RETURN


     ----------------------------------------------------------------
                                                   Actual

     $MM (except per share data)           2005     2004     2003
     ----------------------------------------------------------------

     EBITDA                                $178     $129     $ 99

     Less:  Interest Expense                 (4)      (9)     (18)

     Less:  Income Taxes                    (36)     (22)      (8)

     Plus:  Working capital &
       non-cash expenses                    (17)      63       37

     NET CASH FROM OPERATIONS              $121     $161     $110


     PRIMARY USES OF CASH
     --------------------

     Acquisition                              5        3        1

     Co-Investment                           16       (3)      (4)

     Capital Expenses                        40       28       19

     Net Debt Repayment                      13      114       88

     Net Share Repurchase                    38       19        6

     Dividend                                 9       --       --

     TOTAL                                 $121     $161     $110



                  FREE CASH FLOW PER SHARE

                  (excludes CapEx and working capital)

                        2005        $3.95
                        2004        $2.80
                        2003        $2.51






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JONES LANG LASALLE - PAGE - 23:



                                APPENDIX 3 --

                GAAP AND NON-GAAP RESULTS AND RECONCILIATION






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JONES LANG LASALLE - PAGE - 24:



                            CALCULATION OF EBITDA
                        AND FREE CASH FLOW PER SHARE


     ----------------------------------------------------------------
                                                 Actual

     $MM                                  2005     2004     2003
     ----------------------------------------------------------------

     OPERATING INCOME
       (including Equity Earnings)        $144     $ 96     $ 62

     Plus:  Depreciation & Amortization     34       33       37

     EBITDA                               $178     $129     $ 99

     Less:  Interest Expense                (4)      (9)     (18)

     Less:  Income Taxes                   (36)     (22)      (8)

     Less:  Working capital &
       non-cash expenses                   (17)      63       37

     NET CASH FROM OPERATIONS              $121    $161     $110

     Less:  Capital Expenditures           (40)     (28)     (19)

     Less:  Working Capital                 50      (41)     (10)

     FREE CASH FLOW                       $131     $ 92     $ 81

     FREE CASH FLOW PER SHARE            $3.95    $2.80    $2.51






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JONES LANG LASALLE - PAGE - 25:



          CALCULATION OF LASALLE INVESTMENT MANAGEMENT BASE INCOME

                  Measure for Profitability of the Advisory
                       and Transaction Fees Generated


     ----------------------------------------------------------------
                                                        Actual

     $MM                                            2005     2000
     ----------------------------------------------------------------

     LASALLE INVESTMENT MGMT OPERATING INCOME       $ 50     $ 24
     (including Equity Earnings)

     Less:  Equity Earnings, Global Costs,            29       27
     Incentive Fees (net of team shares)
     and Long-Term Incentive Plans

     BASE INCOME (LOSS)                             $ 21    ($  3)

     BASE REVENUE (Advisory Fees and                $147     $ 70
     Transaction and other services)

     BASE INCOME MARGIN                              14%    (  4%)



Note: Management believes that Base Income and Base Income Margin are useful to investors as a measure of LaSalle Investment Management's operating performance.






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JONES LANG LASALLE - PAGE - 26:



             EXPLANATION OF EBITDA, FREE CASH FLOW AND NET DEBT


      . EBITDA represents earnings before interest expense, income taxes, depreciation and amortization

      . Free Cash Flow represents Net Cash from Operations less Capital Expenditures and Working Capital

      .     Net Debt represents debt minus cash and cash equivalents

      . Management believes that EBITDA and Free Cash Flow are useful to investors as a measure of operating performance and liquidity

      . Management believes that Net Debt is useful to investors as a measure of financial position

      . EBITDA, Free Cash Flow and Net Debt should not be considered alternatives to (i) net income (loss) (determined in accordance with GAAP), (ii) cash flows (determined in accordance with GAAP), or (iii) liquidity